                                                               December 27, 1995

Dear Fellow Shareholders:

     It is a pleasure to discuss the factors that influenced the performance of Heritage U.S. Government Income Fund during the fiscal year ended October 31, 1995.

     During the past fiscal year your Fund performed quite well, achieving a total return of +15.78% based on net asset value, and +13.87% based on market value. The Lehman Brothers Government-Corporate Index returned +16.16% over the same period. We believe net asset value return is the best measure of your manager's ability.

     The major factor influencing the Fund's performance during the fiscal year was the sharp drop in long-term interest rates. Long-term bond rates, as measured by the yield of the thirty-year U.S. Treasury bond, fell from 7.97% to 6.33%, a decline of 164 basis points or 1.64%. This retraced most of the rise experienced in 1994.

     During the year, the Treasury yield curve became flatter as short-term rates moved significantly higher due to the Federal Reserve Board's restrictive monetary policy. The Federal Funds Rate, or the rate at which Banks lend one another excess reserves, rose from 4.94% to 5.94% during the period. As a result, the spread between short-and long-term rates narrowed significantly from 3.03% to 0.39%. Such a flattening made producing high levels of income progressively more difficult by limiting the amount of additional income that can be produced by the use of borrowing at short-term rates and investing in higher-yielding, longer-term securities. Moreover, during the year fewer Collateralized Mortgage Obligation issues were brought to market. This reduced the attractiveness of mortgage dollar rolls, which are another source of additional income to the Fund. These events have led us to recently announce a reduction in the monthly dividend for the Fund to $0.087 per share per month. This one cent per month reduction should allow the Fund to distribute less than its monthly income and provide greater portfolio management flexibility.

     The Fund's mortgage derivative position was quite small and consisted of $356,464 remaining face value of an inverse floating rate bond, FNR G93-19 SG. Over the course of the year, this issue improved significantly in price and generated a total return of better than 66%.

     From time to time during the year, the Fund hedged its borrowing exposure by selling financial futures. This limited the risk of the market depreciation on assets purchased with borrowed funds but also offset some of the beneficial aspects of leverage as prices rose.

     During the year, your Fund remained invested in a diversified portfolio of Collateralized Mortgage Obligations, Mortgage Pass-Through Securities and U.S. Treasury Notes and Bonds. During the bond market rally, which encompassed most of the fiscal year, U.S. Treasury issues outperformed mortgage issues by a fairly wide margin. Investors avoided mortgage securities due to principal prepayment concerns. The yield levels of mortgage securities then become relatively more attractive and your Fund purchased a number of premium mortgage securities, some with very significant principal prepayment protection, which we believe offer extraordinary value. At the same time we increased the duration (price sensitivity to a change in interest rates) of the fixed rate U.S. Treasury portion of the Fund to compensate for the lower duration of the mortgage securities purchased.

     We continue to believe the outlook for the domestic economy is one of slow growth and low inflation, which should translate into lower interest rates well into 1996. We expect that the Federal Reserve Board will lower short-term rates further in 1996 in order to stimulate economic activity and expect the yield curve to become steeper, thereby allowing the Fund to continue to produce attractive levels of current income. Your Fund is structured to benefit from additional drops in interest rates.

     On behalf of all of us at Heritage, thank you for your continued investment with us. We hope you had a happy and healthy holiday season and wish you a wonderful 1996!

Sincerely,                             Sincerely,
/s/ Stephen G. Hill                    /s/ H. Peter Wallace
---------------------------            -----------------------------------
Stephen G. Hill, President             H. Peter Wallace, Portfolio Manager

     On May 8, 1995 a special shareholders meeting was held. The results of that meeting on the following items were as follows:

                                                                    SHARES
                                                          --------------------------
                                                                           WITHHELD
                                                               FOR        AUTHORITY
                                                          -------------   ----------
Election of Trustees
  Class I
     Donald W. Burton...................................  2,955,097.933   21,863.833
     David M. Phillips..................................  2,955,097.933   21,863.833
  Class II
     James L. Pappas....................................  2,955,620.933   21,340.833
     Richard K. Riess...................................  2,955,620.933   21,340.833
  Class III
     Thomas A. James....................................  2,955,620.933   21,340.833
     C. Andrew Graham...................................  2,956,120.933   20,840.833
     Eric Stattin.......................................  2,955,097.933   21,863.833

                                                                           SHARES
                                                          ----------------------------------------
                                                               FOR         AGAINST     ABSTAINING
                                                          -------------   ----------   -----------
Approval of The Investment Advisory Agreement between
  the Fund and Heritage Asset Management, Inc...........  2,942,325.999   22,174.078    30,461.059
Ratification of the selection of Coopers & Lybrand
  L.L.P. as independent accountants of the Fund for the
  fiscal year ending October 31, 1995...................  2,942,788.789   15,358.708    18,814.268

--------------------------------------------------------------------------------
                      HERITAGE U.S. GOVERNMENT INCOME FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1995
--------------------------------------------------------------------------------

                                                                                                          MARKET
                                                                                                          VALUE
                                                                                                       ------------
REPURCHASE AGREEMENT--2.38%(A)

Repurchase Agreement with State Street Bank and Trust Company, dated October 31, 1995 @ 5.82%, to be repurchased at $933,151 on November 1, 1995, collateralized by $870,000 United States Treasury
Notes, 7.25%, due August 15, 2004 (market value $958,679 including accrued interest) (cost
$933,000)............................................................................................  $    933,000
                                                                                                       ------------

     PRINCIPAL                                                                                MATURITY
      AMOUNT                                                                                    DATE
-------------------                                                                           --------
U.S. GOVERNMENT AND AGENCY SECURITIES--166.54%(A)
         U.S. TREASURIES
         ---------------
         $  400,000  U.S. Treasury Bills, 6.26%(c)..........................................  02/15/96        393,563
          2,000,000  U.S. Treasury Notes, 7.125%(c).........................................  02/29/00      2,098,125
         10,000,000  U.S. Treasury Bonds, 11.125%(c)........................................  08/15/03     13,140,625
          2,000,000  U.S. Treasury Notes, 6.5%(c)...........................................  05/15/05      2,069,063
          2,500,000  U.S. Treasury Notes, 6.875%(c).........................................  08/15/25      2,680,078
                                                                                                         ------------
                     Total U.S. Treasuries..................................................               20,381,454
                                                                                                         ------------
         GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
         ----------------------------------------
          3,000,000  REMIC, 8.5% 1995-2 E...................................................  07/20/18      3,071,250
          2,735,342  8.5% Pool # 385895(c)..................................................  09/15/24      2,848,603
         15,000,000  TBA, 30 year, 8%.......................................................  10/15/25     15,438,281
                                                                                                         ------------
                     Total Government National Mortgage Association.........................               21,358,134
                                                                                                         ------------
         U.S. GOVERNMENT AGENCIES
         ------------------------
      FEDERAL HOME LOAN MORTGAGE CORPORATION:
          5,000,000  REMIC, 7%, 7-Year Gold Balloon Pool #M80393(c).........................  10/01/02      5,059,375
          1,000,000  REMIC, 8%, 1171 VE.....................................................  07/15/10      1,003,750
          1,586,021  REMIC, 9.05%, 6 C......................................................  06/15/19      1,665,322
            301,395  REMIC, 10.0%, 41 E, PAC(c).............................................  08/15/19        304,409
          1,000,000  REMIC, 9.5%, 175 G.....................................................  05/15/20      1,032,813
          1,550,000  REMIC, 9.0%, 60 H, PAC.................................................  07/15/20      1,582,938
          3,000,000  REMIC, 10.0%, 1378 H...................................................  01/15/21      3,352,500
      FEDERAL NATIONAL MORTGAGE ASSOCIATION:
          3,000,000  REMIC, 8%, 1995-5 E....................................................  10/25/07      3,037,500
          1,300,000  REMIC, 9.85%, 1989-34 E................................................  08/25/14      1,378,812
          1,182,148  REMIC, 9.67%, 1990-96 E................................................  01/25/17      1,233,867
            367,717  REMIC, 9%, 1990-119 H(c)...............................................  03/25/19        368,923
          1,224,758  REMIC, 8%, 1991-28 H(c)................................................  02/25/20      1,238,536
          2,000,000  REMIC, 8.5%, 92-65 K...................................................  05/25/21      2,090,625
            356,464  REMIC, G93-19SG, LIBOR Inverse Floater.................................  04/25/23        213,878
                                                                                                         ------------
                     Total U.S. Government Agencies.........................................               23,563,248
                                                                                                         ------------
                     Total U.S. Government and Agency Securities (cost $64,331,005).........               65,302,836
                                                                                                         ------------
  PRIVATE ISSUE MORTGAGE SECURITIES--2.87%(A)
  -------------------------------------------
          1,000,000  Kidder Peabody Mortgage Asset Trust, 8.94%*............................  04/01/19      1,035,937
             88,476  CMSC Mortgage Securities, 1991-9F 8.25%*...............................  06/20/18         88,199
                                                                                                         ------------
                     Total Private Issue Mortgage Securities (cost $1,122,098)..............                1,124,136
                                                                                                         ------------
TOTAL INVESTMENT PORTFOLIO (COST $66,386,103)(B), 171.78%(A)................................               67,359,972
OTHER ASSETS AND LIABILITIES, NET, (71.78%)(A)..............................................             (28,147,782)
                                                                                                         ------------
NET ASSETS, 100.0%..........................................................................             $ 39,212,190
                                                                                                          ===========

------------------

 * Yield to maturity (unaudited)
(a) Percentages are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is the same. Market value includes net unrealized appreciation of $973,869 which consist of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $1,208,156 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $234,287.
(c) Collateral for forward commitments and reverse repurchase agreement.
LIBOR -- London Interbank Offered Rate
PAC -- Planned Amortization Class
TBA -- To Be Announced

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE U.S. GOVERNMENT INCOME FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1995
--------------------------------------------------------------------------------

Assets
-----
Investments, at market value (identified cost $65,453,103) (Note 1).....................                  $66,426,972
Repurchase agreement (identified cost $933,000) (Note 1)................................                      933,000
Cash....................................................................................                          416
Receivables:
  Investments sold, delayed delivery (Note 1)...........................................                   61,799,595
  Interest (includes mortgage dollar roll fee receivable of $135,938)...................                      774,867
Prepaid insurance.......................................................................                        2,610
Deferred organization expense...........................................................                       22,577
                                                                                                          -----------
        Total assets....................................................................                  129,960,037
Liabilities
--------
Payables (Note 4):
  Investments purchased, delayed delivery (Note 1)......................................  $83,982,654
  Borrowings under reverse repurchase agreement (Notes 1 and 5).........................    6,631,250
  Accrued management fee................................................................       35,784
  Accrued administrative fee............................................................       15,060
  Deferred mortgage dollar roll income (Note 1).........................................       13,013
  Other accrued expenses................................................................       70,086
                                                                                          -----------
        Total liabilities...............................................................                   90,747,847
                                                                                                          -----------
Net assets, at market value.............................................................                  $39,212,190
                                                                                                           ==========
Net Assets
---------
Net assets consist of:
  Net unrealized appreciation on investments............................................                  $   973,869
  Accumulated net realized loss on investments (Note 1).................................                   (4,633,547)
  Accumulated net realized loss on futures..............................................                     (645,622)
  Paid-in capital (Note 1)..............................................................                   43,517,490
                                                                                                          -----------
Net assets, at market value.............................................................                  $39,212,190
                                                                                                           ==========
Net asset value per share ($39,212,190 divided by 3,115,471 shares of beneficial
  interest outstanding, no par value) (Note 2)..........................................                       $12.59
                                                                                                           ==========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE U.S. GOVERNMENT INCOME FUND
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 1995
--------------------------------------------------------------------------------

Investment Income
----------------
Income:
  Interest (includes mortgage dollar roll fee income of $744,368)........................                 $ 4,072,587
Expenses (Notes 1 and 4):
  Management fee.........................................................................  $  256,375
  Interest...............................................................................      59,649
  Administrative fee.....................................................................      56,972
  Custodian fees.........................................................................      51,953
  Auditing fees..........................................................................      32,275
  Legal fees.............................................................................      30,623
  Reports to shareholders................................................................      23,482
  Shareholder servicing..................................................................      18,622
  NYSE fees..............................................................................      16,170
  Trustees' fees and expenses............................................................       9,303
  Amortization of organization costs.....................................................       7,322
  Other..................................................................................       6,886
  Insurance..............................................................................       5,935
                                                                                           ----------
        Total expenses before waiver.....................................................     575,567
        Fees waived by Manager (Note 4)..................................................    (136,222)        439,345
                                                                                           ----------     -----------
Net investment income....................................................................                   3,633,242
                                                                                                          -----------
Realized and Unrealized Gain (Loss) on Investments
---------------------------------------------
Net realized loss from investment transactions...........................................                    (286,735)
Net realized loss from futures transactions..............................................                    (753,250)
Net increase in unrealized appreciation of investments during the year...................                   2,878,365
                                                                                                          -----------
        Net gain on investments..........................................................                   1,838,380
                                                                                                          -----------
Net increase in net assets resulting from operations.....................................                 $ 5,471,622
                                                                                                           ==========

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                FOR THE PERIOD
                                                                      FOR THE YEAR            NOVEMBER 19, 1993
                                                                         ENDED           (COMMENCEMENT OF OPERATIONS)
                                                                    OCTOBER 31, 1995         TO OCTOBER 31, 1994
                                                                    ----------------     ----------------------------
Increase in net assets:
Operations:
  Net investment income.........................................      $  3,633,242               $  3,056,913
  Net realized loss from investment transactions................          (286,735)                (4,565,604)
  Net realized gain (loss) from future transactions.............          (753,250)                   107,628
  Net increase (decrease) in unrealized appreciation of
    investments and futures during the period...................         2,878,365                 (1,904,496)
                                                                    ----------------             ------------
  Net increase (decrease) in net assets resulting from
    operations..................................................         5,471,622                 (3,305,559)
Distributions to shareholders from:
  Net investment income ($1.15 and $0.91, respectively).........        (3,581,511)                (2,823,138)
  Distribution in excess of net investment income ($0.02).......                --                    (72,303)
  Tax return of capital ($0.01 and $0.04, respectively).........           (44,829)                  (125,887)
Increase in net assets from Fund share transactions (Note 2)....                --                 43,593,795
                                                                    ----------------             ------------
Increase in net assets..........................................         1,845,282                 37,266,908
Net assets, beginning of period.................................        37,366,908                    100,000
                                                                    ----------------             ------------
Net assets, end of period (including accumulated distribution in excess of net investment income of $72,303 at October 31,
  1994).........................................................      $ 39,212,190               $ 37,366,908
                                                                    ===============      ============================

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE U.S. GOVERNMENT INCOME FUND
                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED OCTOBER 31, 1995
--------------------------------------------------------------------------------

Decrease in cash
--------------
Cash flows from operating activities:
  Interest received...............................................................................    $   3,830,411
  Operating expenses paid.........................................................................         (337,813)
  Proceeds from disposition of portfolio securities and futures contracts.........................      605,848,211
  Maturities of short-term securities, net........................................................        3,599,451
  Purchase of portfolio securities and futures contracts..........................................     (615,945,431)
                                                                                                      -------------
    Net cash used by operating activities.........................................................       (3,005,171)
                                                                                                      -------------
Cash flows from financing activities:
  Proceeds from reverse repurchase agreement......................................................        6,631,250
  Cash dividends paid.............................................................................       (3,626,340)
                                                                                                      -------------
    Net cash provided by financing activities.....................................................        3,004,910
                                                                                                      -------------
Net decrease in cash..............................................................................             (261)
Cash at beginning of year.........................................................................              677
                                                                                                      -------------
Cash at end of year...............................................................................    $         416
                                                                                                       ============
Reconciliation of net increase in net assets resulting from operations to cash provided by operating activities
------------------------------------------------------------
Net increase in net assets resulting from operations..............................................    $   5,471,622
                                                                                                      -------------
Increase in investments and repurchase agreements.................................................       (1,142,944)
Net decrease in depreciation of investments during the year.......................................       (2,877,953)
Increase in interest receivable...................................................................         (182,527)
Increase in investments receivable, delayed delivery..............................................      (51,577,720)
Increase in investments payable, delayed delivery.................................................       47,262,468
Increase in accrued expenses......................................................................           41,883
                                                                                                      -------------
    Total adjustments.............................................................................       (8,476,793)
                                                                                                      -------------
      Net cash used by operating activities.......................................................    $  (3,005,171)
                                                                                                       ============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE U.S. GOVERNMENT INCOME FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                                          FOR THE YEAR ENDED
                                                                                             OCTOBER 31,
                            PER SHARE OPERATING PERFORMANCE                                      1995           1994+
                                                                                          ------------------   -------
Net asset value, beginning of the period................................................        $11.99         $ 14.02*
                                                                                                ------         -------
Income from Investment Operations:
  Net investment income(a)..............................................................          1.17            0.98
  Net realized and unrealized gain (loss) on investments................................           .59           (2.04)
                                                                                                ------         -------
  Total from investment operations......................................................          1.76           (1.06)
                                                                                                ------         -------
Less Distributions:
  Dividends from net investment income..................................................         (1.15)          (0.91)
  Distributions in excess of net investment income......................................            --           (0.02)
  Tax return of capital.................................................................          (.01)          (0.04)
                                                                                                ------         -------
  Total distributions...................................................................         (1.16)          (0.97)
                                                                                                ------         -------
Net asset value, end of the period......................................................        $12.59         $ 11.99
                                                                                          ================     =======
Market value, end of period.............................................................        $11.75         $11.375
                                                                                          ================     =======
TOTAL RETURN:
  Per share market value................................................................         13.87%(d)      -18.20%(c)
  Per share net asset value.............................................................         15.78%(d)       -7.75%(c)
RATIOS AND SUPPLEMENTAL DATA:
  Ratio of operating expenses, net, to average daily net assets (excluding interest               1.00%           1.00%(e)
    and taxes)(a).......................................................................
  Ratio of net investment income to average daily net assets............................          9.57%           7.99%(e)
  Portfolio turnover rate(b)............................................................           150%            163%(e)
  Amount of borrowings outstanding at end of period (000s omitted)......................        $6,631              --
  Per-share amount of borrowings outstanding at end of period...........................        $ 2.13              --
  Per-share asset coverage of borrowings outstanding at end of period(f)................        $14.71              --
  Net assets, end of period ($ millions)................................................            39              37

---------------

 * Beginning per share amount reflects $15.00, initial public offering price, net of underwriting discounts and offering costs ($.98).
 + For the period November 19, 1993 (commencement of operations) to October 31, 1994.
(a) Excludes management fees waived by the Manager of $.04 and $.02 per share, respectively. The operating expense ratio (excluding interest expense) including such items would be 1.36% and 1.21% (annualized), respectively.
(b) The Portfolio turnover rates including reverse repurchase agreements and mortgage dollar roll transactions aggregated 990% and 439% (annualized), respectively.
(c) Return since inception, does not include offering costs, not annualized.
(d) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during the period and assumes dividend distributions were reinvested. Per share net asset value return percentage is not an indication of the performance of a shareholder's investment in the Fund due to differences between the market price of the stock and the net asset value of the Fund during the year.
(e) Annualized.
(f) Fund's net assets, excluding borrowings outstanding, divided by shares of beneficial interest outstanding.

--------------------------------------------------------------------------------
                      HERITAGE U.S. GOVERNMENT INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage U.S. Government Income Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

        Security Valuation: The Fund values investment securities at market value based on the last sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Investments in certain debt instruments not traded in an organized market, are valued on the basis of valuations furnished by independent pricing services or broker/dealers who utilize information with respect to market transactions in such securities or comparable securities, quotations from dealers, yields, maturities, ratings and various relationships between securities. Short term investments having a maturity of 60 days or less are valued at cost, which when combined with accrued interest included in interest receivable or discount earned, approximates market.

        Repurchase Agreements: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price.

        Reverse Repurchase Agreements: The Fund may borrow by entering into reverse repurchase agreements whereby the Fund sells securities and agrees to repurchase them at a mutually agreed price. Reverse repurchase agreements may be used for leverage purposes as permitted by the prospectus. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high grade securities, marked to market daily, having a value no less than the repurchase price (including accrued interest).

        Forward Commitments and When-Issued Securities: Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments.

        Mortgage Dollar Rolls: The Fund may enter into mortgage dollar rolls (principally in TBA's) in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at the same price on a fixed date. The Fund accounts for such dollar rolls as financings and receives compensation as consideration for entering into the commitment to repurchase.

        The compensation is recorded as deferred income and amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of the security while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price fixed and a cash settlement made at cash renewal without physical delivery of the securities subject to the contract. The Fund engages in dollar rolls for the purpose of enhancing the Fund's yield, principally by earning a negotiated fee.

        Futures Contracts: Upon entering into futures contracts, the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each Day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. If the Fund enters into closing transactions, the Fund will realize for financial reporting purposes, a gain or loss equal to the difference between the value of the futures contract to buy and the futures contract to sell. The Fund may be subject to certain risks upon entering into futures contracts resulting from the imperfect correlation of prices between the futures and securities markets.

        Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income taxes. As of October 31, 1995, the Fund has net tax basis capital loss carryforwards of $5,279,169, which may be applied against any realized net taxable gains until the expiration dates of October 31, 2002 ($4,218,352) and October 31, 2003 ($1,060,817).

        Distribution of Income and Gains: Distributions of net investment income are made monthly. Net realized gains from investment transactions for the Fund during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

        Organization Expenses: Expenses incurred in connection with the formation of the Fund were deferred and are being amortized on a straight-line basis over 60 months from the date of commencement of operations.

        Capital Accounts: The Fund reports the undistributed net investment income and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.

        Statement of Cash Flows: Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Fund's Statement of Assets and Liabilities and represents the cash position in its custodian bank account at October 31, 1995.

--------------------------------------------------------------------------------
                      HERITAGE U.S. GOVERNMENT INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

        Other: Investment security transactions are accounted for on a trade date basis. Distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

Note 2: FUND SHARES. At October 31, 1995, there were an unlimited number of shares of beneficial interest of no par value authorized. There was no Fund share activity for the fiscal year ended October 31, 1995. Transactions in shares of the Fund during the period November 19, 1993 (commencement of operations) to October 31, 1994 were as follows:

                                                                                           SHARES            AMOUNT
                                                                                          ---------       ------------
        Shares and proceeds in connection with the Fund's initial public offering and subsequent offering sold, net of underwriting commissions of $2,794,500 and of
          offering expenses of $233,812.................................................  3,105,000       $ 43,546,688
        Shares issued on reinvestment of distributions..................................      3,379             47,107
                                                                                          ---------       ------------
        Net increase....................................................................  3,108,379       $ 43,593,795
                                                                                                           ===========
        Shares outstanding:
          Beginning of period...........................................................      7,092
                                                                                          ---------
          End of period.................................................................  3,115,471
                                                                                           ========

       On November 19, 1993, the Fund completed its initial public offering issuing 2,700,000 shares of beneficial interest. Gross proceeds of the shares amounted to $40,500,000. On December 23, 1993, the Fund issued an additional 405,000 shares of beneficial interest upon exercising the underwriter's option of over allotment amounting to $6,075,000.

Note 3: PURCHASES AND SALES OF SECURITIES. For the year ended October 31, 1995, purchases, sales and paydowns of investment securities (excluding short-term investments, reverse repurchase agreements and mortgage dollar roll transactions) aggregated $91,333,981, $84,654,572 and $3,047,233, respectively. Purchases and sales of securities involved in reverse repurchase agreements aggregated $69,133,222 and $63,408,394, respectively. Purchases and sales included in mortgage dollar roll transactions aggregated $509,068,281 and $513,649,141, respectively. The aggregate amounts for future transactions sold and closed during the year were $42,672,032 and $52,268,908, respectively. The following is a summary of futures contracts activity during the year:

                                                                                       SALES OF FUTURES CONTRACTS
                                                                                   ----------------------------------
                                                                                   NUMBER OF         AGGREGATE FACE
                            U.S. TREASURY NOTE/BOND FUTURES:                       CONTRACTS       VALUE OF CONTRACTS
        -------------------------------------------------------------------------  ---------       ------------------
        Outstanding November 1, 1994.............................................       90            $  9,000,000
          Contracts sold.........................................................      415              41,500,000
          Contracts closed.......................................................     (505)            (50,500,000)
                                                                                   ---------       ------------------
        Outstanding at October 31, 1995..........................................        0            $          0
                                                                                   ==========      =================

Note 4: MANAGEMENT, ADMINISTRATIVE, AND TRUSTEES' FEES. Under the Fund's Investment Advisory and Administration Agreement, with Heritage Asset Management, Inc. ( the "Manager"), the Fund agrees to pay to the Manager a monthly fee of 0.01667% of average weekly net assets for the preceding period (approximately .20% per annum) plus a fee equal to 4.5% of gross weekly income, computed daily and payable monthly. As compensation for its services as administrator, the Fund will pay the Adviser a monthly fee of 0.0125% of average weekly net assets for the preceding period (approximately .15% per annum). The agreement also provides for a reduction in such fees in any year to the extent that operating expenses (excluding interest and taxes) of the Fund exceed 1.00% on an annual basis of the Fund's average daily net assets. Under the agreement, fees waived by the Manager for the year ended October 31, 1995 amounted to $136,222 ($.04 per share). If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the year ending October 31, 1997, the Fund may be required to pay the Manager a portion or all of the waived management and advisory fees. In addition, the Fund may be required to pay the Manager a portion or all of the management fee waived ($76,728) in the prior period ended October 31, 1994, if total Fund expenses fall below the annual expense limitation before the end of the year ending October 31, 1996.

        Trustees of the Fund also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Income-Growth Trust, Heritage Income Trust and Heritage Series Trust, open-end investment companies which are also advised by the Manager (collectively referred to as the Heritage mutual funds). Each Trustee of the Heritage mutual funds who is not an interested person of the Manager received an annual fee of $8,000 and an additional fee of $2,000 for each combined quarterly meeting of the Heritage mutual funds attended. Trustees' fees and expenses are paid equally by each of the Heritage mutual funds.

--------------------------------------------------------------------------------
                      HERITAGE U.S. GOVERNMENT INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

Note 5: LEVERAGE. Forward sale commitments, dollar rolls, reverse repurchase agreements and other transactions may involve leverage. In order to limit leverage, the Fund segregated $30,201,300 in high credit quality, liquid investments against outstanding obligations, resulting in a net leverage percentage of 14.5% at October 31, 1995.

Note 6: QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                                                                     NET INCREASE (DECREASE)
                                                                           NET GAIN (LOSS) ON             IN NET ASSETS
                                                       NET                     INVESTMENTS               RESULTING FROM
               FISCAL QUARTER ENDED             INVESTMENT INCOME             TRANSACTIONS                 OPERATIONS
        ----------------------------------    ----------------------     -----------------------     -----------------------
                       1995                     TOTAL      PER SHARE        TOTAL      PER SHARE        TOTAL      PER SHARE
        ----------------------------------    ----------   ---------     -----------   ---------     -----------   ---------
        October 31, 1995                      $  978,385     $0.31       $   325,028    $  0.10      $ 1,303,413    $  0.41
        July 31, 1995                            826,687      0.27         1,301,556       0.42        2,128,243       0.69
        April 30, 1995                           872,864      0.28           768,649       0.25        1,641,513       0.53
        January 31, 1995                         955,306      0.31          (556,853)     (0.18)         398,453       0.13
                                              ----------   ---------     -----------   ---------     -----------   ---------
        Totals                                $3,633,242     $1.17       $ 1,838,380    $  0.59      $ 5,471,622    $  1.76
                                               =========   =========      ==========   =========      ==========   =========
                       1994
        ----------------------------------
        October 31, 1994                      $1,019,313     $0.33       $(2,333,553)   $ (0.75)     $(1,314,240)   $ (0.42)
        July 31, 1994                            809,722      0.26          (318,547)     (0.10)         491,175       0.16
        April 30, 1994                           853,291      0.27        (4,097,450)     (1.32)      (3,244,159)     (1.05)
        January 31, 1994                         374,587      0.12           387,078       0.13          761,665       0.25
                                              ----------   ---------     -----------   ---------     -----------   ---------
        Totals                                $3,056,913     $0.98       $(6,362,472)   $ (2.04)     $(3,305,559)   $ (1.06)
                                               =========   =========      ==========   =========      ==========   =========

--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Heritage U.S. Government Income Fund:

     We have audited the accompanying statement of assets and liabilities of Heritage U.S. Government Income Fund, including the investment portfolio, as of October 31, 1995, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets, and the financial highlights for the year then ended and for the period November 19, 1993 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Heritage U.S. Government Income Fund, as of October 31, 1995, the results of its operations and its cash flows for the year then ended, the changes in its net assets, and the financial highlights for the year then ended and for the period November 19, 1993 (commencement of operations) to October 31, 1994, in conformity with generally accepted accounting principles.

Boston, Massachusetts
December 29, 1995
                                                        COOPERS & LYBRAND LLP

                            HERITAGE U.S. GOVERNMENT
                                  INCOME FUND
                           DIVIDEND REINVESTMENT PLAN

     1. State Street Bank and Trust Company (the "Plan Agent") will act as agent for each shareholder of Heritage U.S. Government Income Fund (the "Fund") who has not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Dividend Reinvestment Plan (the "Plan") in the same name in which such Participant's shares of beneficial interest in the Fund (the "Shares") are registered, and, beginning with the second distribution, will put into effect for such Participant the dividend reinvestment option of the Plan as of the record date for such dividend or capital gains distribution.

     2. Whenever the Fund declares an income dividend or a capital gains distribution with respect to the Shares, each Participant will receive such dividends and distributions in additional shares, including fractional shares acquired by the Plan Agent and credited to each Participant's account. The Plan Agent, as agent for each Participant, will receive the dividend or distribution on each Participant's Shares and apply the same (net of pro rata brokerage commissions, if applicable) to each participant's account. Commencing not more than five business days before the dividend payment date, purchases of the Shares will be made by the Plan Agent for the Plan to satisfy reinvestments under the Plan, provided that such purchases on or before the dividend payment date may be made on the New York Stock Exchange ("NYSE") or elsewhere only at times when the price of the Shares on the NYSE plus commissions is less than a 5% premium over the Fund's most recently calculated net asset value per Share. If, at the close of business on the dividend payment date, the Shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the Plan Agent, on behalf of the participants in the Plan, will accept payment in the dividend, or the remaining portion thereof, in authorized but unissued Shares of the Fund. Such Shares will be issued at a per share price equal to the higher of (a) the net asset value per Share as of the close of business on the payment date or (b) 95% of the closing market price per Share on the payment date. All dividends, distributions and other payments (whether made in cash or in Shares) shall be made net of any applicable withholding tax.

     3. Open market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Participants' Funds held by the Plan Agent uninvested will not bear interest, and it is understood that the Plan Agent shall have no liability in connection with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for a Participant's account. For the purposes of cash investments, the Plan Agent may commingle Participants' funds, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as agent shall be the price per share allocable to each Participant in connection therewith.

     4. The Plan Agent may hold Shares acquired pursuant to the Plan in non-certificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for such Participant only in accordance with the proxy returned by such Participant to the Fund. Upon a Participant's written request, the Plan Agent will deliver to such Participant, without charge, a certificate or certificates for some or all of the whole Shares held in the Participant's account under the Plan.

     5. The Plan Agent will confirm to each Participant each acquisition made for such Participant's account as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have undivided fractional interests (computed to three decimal places) in a Share, no certificates for a fractional Share shall be issued. However, dividends and distributions on fractional Shares will be credited to a Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value per share of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

     6. Any stock dividends or split shares distributed by the Fund on Shares held by the Plan Agent for a Participant will be credited to such Participant's account. In the event that the Fund makes available to its Shareholders rights to purchase additional Shares or other securities, the Shares held for a participant under the Plan will be added to other such Shares held by such Participant in calculating the number of rights to be issued to such Participant.

     7. The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open market purchases.

     8. Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Plan Agent not less than 10 days prior to any dividend or distribution payment date; otherwise such termination will be effective on the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, the Plan Agent will cause a certificate or certificates for the number of Shares held for each Participant under the Plan to be delivered to such Participant (or if the Shares are not then in certificated form, will cause such shares to be transferred to Participant) without charge.

     9. The terms and conditions of the Plan may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by a Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of such Participant's account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of a successor agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor agent, for each Participant's account, all dividends and distributions payable on the Common Stock held in such Participant's name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

     10. The Plan Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Agreement and to comply with applicable law, but it assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith or willful misconduct or that of the Plan Agent's employees.

     11. The terms and conditions of the Plan shall be governed by the laws of the State of Massachusetts.

                      (This page intentionally left blank)

HERITAGE U.S. GOVERNMENT INCOME FUND is a member of the Heritage family of mutual funds. Other investment alternatives managed by Heritage include:

              - HERITAGE CASH TRUST
                       MONEY MARKET FUND
                       MUNICIPAL MONEY MARKET FUND
              - HERITAGE CAPITAL APPRECIATION TRUST
              - HERITAGE INCOME-GROWTH TRUST
              - HERITAGE INCOME TRUST
                       DIVERSIFIED PORTFOLIO
                       LIMITED MATURITY GOVERNMENT PORTFOLIO
              - HERITAGE SERIES TRUST
                       EAGLE INTERNATIONAL EQUITY PORTFOLIO
                       GROWTH EQUITY FUND
                       SMALL CAP STOCK FUND
                       VALUE EQUITY FUND

We are pleased that many of you are also investors in these funds. For information and a prospectus for any of these funds, please contact your account executive. Read the prospectus carefully before you invest in any of the funds.

                                            HERITAGE
                                            U.S. GOVERNMENT
                                            INCOME FUND









     Heritage U.S. Government Income Fund
     P.O. Box 33022
     St. Petersburg, FL 33733
     --------------------------------------------

     Address Change Requested

     Annual Report

     INVESTMENT ADVISOR/
     Heritage Asset Management, Inc.
     P.O. Box 33022
     St. Petersburg, FL 33733
     (800) 421-4184

     SHAREHOLDER SERVICING AGENT
     State Street Bank and Trust Company
     P.O. Box 8200
     Boston, MA 02266
     (800) 426-5523

     LEGAL COUNSEL
     Kirkpatrick & Lockhart LLP

     INDEPENDENT ACCOUNTANTS
     Coopers & Lybrand L.L.P.

     NEW YORK STOCK EXCHANGE SYMBOL
     HGA

     This report is for the information of shareholders of Heritage U.S. Government Income Fund. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.


                                            ANNUAL REPORT
                                            and Investment Performance
                                            Review for the Year Ended
                                            October 31, 1995

                                            A member of the
                                            Heritage Family of Mutual Funds(TM)